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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2003


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF MAY 1, 2003, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-OPT2)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-101254                 06-1204982
           --------                  ----------                 ----------
(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
        Incorporation)              File Number)          Identification Number)

   1285 Avenue of the Americas
       New York, New York              10019


Registrant's telephone number, including area code: (212) 713-2000
                                                          --------


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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On May 29, 2003, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2003-OPT2, Mortgage Pass-Through Certificates, Series 2003-OPT2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Option One Mortgage Corporation as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates","Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $663,432,348.86 as of May 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 27, 2003, UBS Warburg Real Estate Securities Inc. ("UBSWRES"), the Depositor and Option One Mortgage Corporation (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class M-5 Certificates were sold by the Depositor to UBS Warburg LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated May 27, 2003 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:




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                                       -3-



                                                             Initial Aggregate
                                                           Certificate Principal
         Designation           Pass-Through Rate                  Balance
         -----------           -----------------                  -------

          Class A-1                Variable                   $307,739,000.00
          Class A-2                Variable                   $163,678,000.00
          Class A-3                Variable                   $105,747,000.00
          Class M-1                Variable                   $ 30,526,000.00
          Class M-2                Variable                   $ 23,227,000.00
          Class M-3                Variable                   $ 13,272,000.00
          Class M-4                Variable                   $  6,636,000.00
          Class M-5                Variable                   $  6,636,000.00
          Class CE                 Variable                   $  5,971,248.86
           Class P                    N/A                     $        100.00
           Class R                    N/A                              100.00%


                  The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated May 27, 2003 and the Prospectus Supplement, dated May 22, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits




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                                       -4-


         Exhibit No.                                 Description
         -----------                                 -----------
         4.1 Pooling and Servicing Agreement, dated as of May 1, 2003, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Option One Mortgage Corporation as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"), relating to the Series 2003-OPT2
                                            Certificates.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 5, 2003


                                            MORTGAGE ASSET SECURITIZATION
                                            TRANSACTIONS, INC.


                                            By: /s/ Jeffrey B. Lown
                                                ------------------------
                                            Name:   Jeffrey B. Lown
                                            Title:

                                            By: /s/ Glenn Mcintyre
                                                ------------------------
                                            Name:   Glenn McIntyre
                                            Title:






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                                INDEX TO EXHIBITS
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
                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of May 1,                            7
                       2003, by and among Mortgage Asset Securitization
                       Transactions, Inc. as depositor (the "Depositor"), Option
                       One Mortgage Corporation as master servicer (the "Master
                       Servicer") and Wells Fargo Bank Minnesota, National
                       Association as trustee (the "Trustee"), relating to the
                       Series 2003-OPT2 Certificates.






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                                   Exhibit 4.1